Exhibit 99.3

Employee Email

Today we announced that we have entered into an agreement to be acquired by Walgreens

Wow!!! This is obviously a big day for us. Let me help explain what it means.

So why did we agree to be acquired?

The opportunity that Walgreens presented was very good for our stockholders, customers and employees. We all know our strategy: we are the online leaders in health, beauty, and wellness, and we want to enable our customers to shop for health, beauty, and wellness products where they want, when they want, how they want. Our assortment is unparalleled, and we have built a strong brand and a loyal customer base. At the same time, our space is changing, and the pace and impact of change is un-precedented. The competition is intense, not only from other retailers but from new formats like flash sales, group buying, and private sales. There has been consolidation in the e-commerce space, and consumer expectations continue to increase. And, as we all know, mobile, social, and local have permanently changed the way consumers shop.

Although we have been building the company to compete as a strong, stand-alone business, I have always believed that a well-executed multi-channel strategy could be a very powerful one. As a pure play Internet company, I knew that if we partnered with or were acquired by a world class drug chain like Walgreens, we could be unbeatable. When we first met the Walgreens executives I was very pleased to learn that our strategy, our values, and even our market positioning were strongly aligned. I felt we would mesh very well from a cultural perspective and the more we talked the more we realized that we had very complementary strengths. Walgreens was very interested in our “Internet DNA,” the strong repeat customer base we had built, the customer experience we were able to deliver, and the breadth and depth of our assortment. In addition, they liked everything from our specialty sites to our prestige beauty business.

It is so rewarding to see a company like Walgreens – a company I have always admired and respected – recognize our value and choose us.

What are the details of the agreement?

Walgreens is buying DSCM for $3.80 a share. The transaction has to be approved by our stockholders and regulators. We expect to close the transaction in Q2. Between now and when it closes we need to operate as two separate, stand alone companies, and we need to continue to compete vigorously. There will be some rules about the type of information we can and cannot share with them during this time. Once it closes we will continue to operate all of our existing sites under our current brands, and we will continue to move forward with our key initiatives like opening our west coast distribution center in Q3. We want to make sure we do everything to continue to serve our customers well, with high satisfaction.

What does the acquisition mean for employees?

I think the biggest question on your mind may be – what will change? Will our sites change? Our location? Our jobs?

We will continue to operate our sites under their current brands, and we will continue to operate out of our current locations. One of the big drivers for Walgreens in making this acquisition is talent, and they are very interested in keeping the great e-commerce talent that we have in this company. I can’t promise that there will be zero impact to jobs, but impact from this acquisition should be limited. And if there is an impact, there will be a severance plan to help protect our affected, eligible colleagues.

We will have an all employee meeting at 10 this morning in Bellevue to go over things in more detail and to answer your questions (those of you in New Jersey and Halifax will have meetings in your locations as well – your local management will let you know the time and place; those of you in Sacramento will dial into the Bellevue meeting). I look forward to going through this information in more detail, and answering many of the questions you will have. In addition, there will be group meetings all afternoon with each of your VP’s. Tomorrow we will have several key Walgreens executives with us in Bellevue, including Sona Chawla, who is President of the e-commerce business for Walgreens and will be the executive responsible for drugstore.com after the transaction closes.

I am very excited about this announcement. I am excited because it is one of those situations where everyone benefits: customers, stockholders, and employees.

As I look back on the last six years I can’t tell you how proud I am of what we have built together. We have honed our strategy, improved our service, broadened our assortment, added Salu to the family, and continued to drive both significant growth and greatly enhanced profitability. But at its core a company is a collection of people – so YOU are the reason we have been so successful. Your hard work, dedication to our mission, focus on our customers, and teamwork and collaboration have been the key to our success. And you are the reason that Walgreens decided that acquiring drugstore was critical for their vision.

Congratulations to you all, and from the bottom of my heart, thank you.

Dawn

Additional Information about the Transaction

The information in this communication is not, and is not intended to be, a solicitation of proxies or an offer of securities. drugstore plans to file with the SEC and mail to its stockholders a Proxy Statement in connection with the transaction. The Proxy Statement will contain important information about Walgreens, drugstore, the transaction and related matters. Investors and security holders are urged to read the Proxy Statement carefully when it is available. Investors and security holders will be able to obtain free copies of the Proxy Statement and other documents filed with the SEC by drugstore through the web site maintained by the SEC at www.sec.gov and by contacting drugstore Investor Relations at (212) 331-8424. In addition, investors and security holders will be able to obtain free copies of the documents filed with the SEC on drugstore’s website at www.drugstore.com.

Participants in the Acquisition of drugstore

drugstore.com and its directors and officers and certain other members of management and employees may be deemed to be participants in the solicitation of proxies from its stockholders in connection with the Transaction. Information regarding these persons who may, under the rules of the SEC, be considered participants in the solicitation of drugstore’s stockholders in connection with the proposed transaction will be set forth in the Proxy Statement described above when it is filed with the SEC. Additional information regarding drugstore’s executive officers and directors is included in drugstore’s definitive proxy statement, which was filed with the SEC on April 30, 2010. You can obtain free copies of this document from drugstore using the contact information above.

Forward-Looking Statements

Information set forth in this announcement contains forward-looking statements, which involve a number of risks and uncertainties. These statements include those regarding the transaction, the integration process, and our expectations for our operations. These statements are not guarantees of future performance and are subject to risks, uncertainties and assumptions that could cause actual results to vary materially from those indicated, including: the ability to obtain regulatory approvals of the transaction on the proposed terms and schedule; the failure of drugstore’s stockholders to approve the transaction; the risk that the businesses will not be integrated successfully; the risk that the cost savings and any other synergies from the transaction may not be fully realized or may take longer to realize than expected; disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers; competition and its effect on pricing, spending, third-party relationships and revenues; and other factors described in Walgreens Annual Report on Form 10-K for the year ended August 31, 2010, drugstore.com’s Annual Report on Form 10-K for the year ended January 2, 2011 and their respective subsequent SEC filings, which risks and uncertainties are incorporated herein by reference. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release. Except to the extent required by law, Walgreens and drugstore.com disclaim any obligation to update any forward-looking statements after the distribution of this announcement, whether as a result of new information, future events, changes in assumptions, or otherwise.